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                                 EQUIFAX INC.                       EXHIBIT 10.9
                         OMNIBUS STOCK INCENTIVE PLAN
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                                   ARTICLE I

                                  DEFINITIONS
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1.01.  Agreement means a written agreement (including any amendment or
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supplement thereto) between the Company and a Participant specifying the terms and conditions of an award of Restricted Stock or an Option or SAR granted to such Participant.

1.02.  Board means the Board of Directors of the Company.
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1.03.  Code means the Internal Revenue Code of 1986, and
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any amendments thereto.

1.04.  Committee means a committee of the Board appointed to administer the
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Plan.

1.05.  Common Stock means the common stock of the Company.
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1.06.  Company means Equifax Inc.
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1.07.  Corresponding SAR means an SAR that is granted in relation to a
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particular option and that can be exercised only upon the surrender to the
Company, unexercised, of that portion of the option to which the SAR relates.

1.08.  Date of Exercise means (i) with respect to an option, the date that the
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Option price is received by the Company and (ii) with respect to an SAR, the date that the notice of exercise is received by the Company.

1.09.  Fair Market Value means, on any given date, the closing price of a share
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of Common Stock as reported on the New York Stock Exchange composite tape on such day or, if the Common Stock was not traded on the New York Stock Exchange on such day, then on the next preceding day that the Common Stock was traded on such exchange, all as reported by such source as the Committee may select.
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1.10.  Initial Value means, with respect to an SAR, the Fair Market Value of one
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share of Common Stock on the date of grant, as set forth in the Agreement.

1.11.  Option means a stock option that entitles the holder to purchase from the
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Company a stated number of shares of Common Stock at the price set forth in an
Agreement.

1.12.  Participant means an officer or key employee of the Company or of a
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Subsidiary, including an officer or key employee who is a member of the Board, who satisfies the requirements of Article IV and is selected by the Committee to receive a Restricted Stock award, an option, an SAR, or a combination thereof.

1.13.  Plan means the Equifax Inc.  Omnibus Stock Incentive Plan.

1.14.  Restricted Stock means shares of Common Stock
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awarded to a Participant under Article IX.  Shares of Common Stock shall cease to be Restricted stock when, in accordance with the terms of the applicable Agreement, they become transferable and free of substantial risks of forfeiture.

1.15.  SAR means a stock appreciation right that entitles the holder to receive,
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with respect to each share of Common Stock encompassed by the exercise of such
SAR, the amount determined by the Committee and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the Date of Exercise over the Initial Value. References to "SARS" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

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1.16.  Subsidiary means any "subsidiary" (within the meaning of Section 425 of
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the Code) of the Company.


                                  ARTICLE II

                                   PURPOSES
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       The Plan is intended to assist the Company in recruiting and retaining officers and key employees with ability and initiative by enabling officers and key employees to participate in its future success and to associate their interests with those of tho Company and its shareholders. The Plan is intended to permit the award of shares of Restricted Stock, the grant of SARS, and the grant of both options qualifying under section 422A of the Code ("incentive stock options") and options not so qualifying. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.


                                  ARTICLE III

                                ADMINISTRATION
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       Except as provided in this Article III, the Plan shall be administered by the Committee. The Committee shall have authority to award Restricted Stock and to grant Options and SARs upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of Restricted Stock.

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Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised or the time at which Restricted Stock may become transferable or nonforfeitable. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the committee or in connection with the administration of this Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR or Restricted Stock award. All expenses of administering this Plan shall be borne by the Company.

       The Committee, in its discretion, may delegate to one or more officers of the Company, all or part of the Committee's authority and duties with respect to Participants who are not subject to the reporting and other provisions of
Section 16 of the Securities Exchange Act of 1934, as in effect from time to time. In the event of such delegation, and as to matters encompassed by the delegation, references in the Plan to the Committee shall be interpreted as a reference to the Committee's delegate or delegates. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were

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consistent with the terms of the Plan.


                                  ARTICLE IV

                                  ELIGIBILITY
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4.01.  General.  Any employee of the Company or of any Subsidiary (including any
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corporation that becomes a Subsidiary after the adoption of this Plan) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person is an officer or key employee. Any such officer or key employee may be awarded shares of Restricted Stock or may be granted one or more Options, SARS, or options and SARS. Directors of the Company who are employees of the Company or a Subsidiary and who are determined to be officers or key employees are eligible to participate in this Plan. A person who is a member of the Committee may not be awarded shares of Restricted Stock and may not be granted options or SARs under this Plan.

4.02.  Grants.  The Committee will designate individuals to whom shares of
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Restricted Stock are to be awarded and to whom Options and SARs are to be granted and will specify the number of shares of Common Stock subject to each award or grant. An option may be granted with or without a related SAR. An SAR may be granted with or without a related Option. All shares of Restricted Stock awarded, and all options and SARs granted, under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may adopt. No Participant may be granted incentive stock options or related SARs (under all incentive stock option plans of the Company and its Subsidiaries) which are first exercisable in

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any calendar year for stock having an aggregate Fair Market Value (determined as of the date an option is granted) exceeding $100,000. The preceding annual limitation shall not apply with respect to Options that are not incentive stock options. The aggregate number of options and SARs granted to any Participant during any calendar year shall not exceed 150,000 Options and/or SARS. For purposes of the preceding sentence, Options and any Corresponding SARs shall be treated as a single award.


                                   ARTICLE V

                           STOCK SUBJECT TO OPTIONS
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       Upon the award of shares of Restricted Stock the Company may issue authorized but unissued Common Stock. Upon the exercise of any Option or SAR, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), authorized but unissued Common Stock. The maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Options and SARs and the award of Restricted Stock under this Plan is 4,000,000, subject to adjustment as provided in Article X. If an Option or SAR is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or SAR or portion thereof may be reallocated to other Options, SARS, and Restricted Stock awards to be granted under this Plan. Any shares of Restricted Stock that are forfeited may be reallocated to other Options, SARs or Restricted Stock awards to be granted under this Plan.

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